UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2024

CVRx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40545	41-1983744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9201 West Broadway Avenue, Suite 650

Minneapolis, MN 55445

(Address of principal executive offices) (Zip Code)

(763) 416-2840

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CVRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2024, CVRx, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other things, an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for officer exculpation as permitted by Delaware law.

The Restated Certificate of Incorporation, as amended and restated to incorporate the amendment referred to above, is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Voting results for each matter submitted to a vote at the Annual Meeting are provided below.

Proposal 1. Election of Directors. The three nominees for Class III director were elected to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, by the votes set forth in the table below.

Nominee	For	Withheld	Broker Non-Votes
Mudit Jain	13,883,762	2,421,226	3,595,943
Kirk Nielsen	14,013,619	2,291,369	3,595,943
Martha Shadan	14,432,067	1,872,921	3,595,943

Proposal 2. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, by the votes set forth in the table below.

For	Against	Abstain
19,742,360	117,720	40,851

Proposal 3. The stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for officer exculpation as permitted by Delaware law, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
15,305,349	991,488	8,151	3,595,943

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of CVRx, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVRx, Inc.

Date: June 7, 2024	By:	/s/ Jared Oasheim
Name: Jared Oasheim
Its: Chief Financial Officer